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                                                                    Exhibit 23.1
                                                                    ------------


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As certified public accountants, we hereby consent to the incorporation by reference of our report dated February 1,2002 included in this Annual Report on Form 10-K into the Company's previously filed Form S-8 Registration Statement File No. 333-55985.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Miami, Florida,
 March 27, 2002.